MERCANTILE FUNDS, INC.

Low Duration Bond Fund

(the “Fund”)

Supplement dated October 31, 2003

to the Class A, Class B and Class C Shares

Prospectus dated October 31, 2003

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Fees and Expenses

The table with respect to the Low Duration Bond Fund in the section entitled “Fees and Expenses” on page 7 of the Prospectus is amended and restated in its entirety to read as follows:

	Low Duration Bond Fund
	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	2.75%	[1]	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption price)	None	[2]	3.00%	[3]	1.00%	[4]
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.300%		0.300%		0.300%
Distribution and Service (12b-1) Fees	0.500%		1.000%		1.000%
Other Expenses[5]	0.338%		0.338%		0.338%

Total Fund Operating Expenses[6]	1.138%		1.638%		1.638%

[1]	Reduced sales charge may be available. See “Investing in the Funds—How Sales Charges Work.”
[2]	Except for investments of $1 million or more. See “Investing in the Funds—How Sales Charges Work.”
[3]	This amount applies if you sell your shares within the first and second year after purchase, gradually declines to 1% in the fourth year after purchase and is eliminated thereafter. After six years, Class B Shares automatically convert to Class A Shares. See “Investing in the Funds—How Sales Charges Work.”
[4]	This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See “Investing in the Funds—How Sales Charges Work.”
[5]	Other Expenses are based on estimated amounts for the current fiscal year and include the administrative fee.
[6]	Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because Mercantile Capital Advisors, Inc., the Fund’s advisor and administrator, is voluntarily waiving a portion of its fees and reimbursing the Fund its Service Fees with respect to Class A, Class B and Class C Shares. These fee waivers, as well as the reimbursement of Service Fees, are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and Total Fund Operating Expenses for the Fund, after taking these fee waivers and reimbursement of Service Fees into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund’s investment advisor and administrator have the right to be reimbursed by the Fund for such amounts prior to the end of any fiscal year. In addition, the Fund may begin to assess Service Fees at any time.

	Class A	Class B	Class C
Management Fees	0.287%	0.287%	0.287%
Distribution and Service (12b-1) Fees	0.500%	1.000%	1.000%
Other Expenses	0.313%	0.313%	0.313%
Reimbursement of Service Fees by the Advisor	(0.250)%	(0.250)%	(0.250)%
Total Annual Fund Operating Expenses	0.850%	1.350%	1.350%